SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           CURRENT REPORT ON FORM 8-K

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




                        Date of Report: November 5, 1997
                        (Date of earliest event reported)


                         *******************************


                          MEDIZONE INTERNATIONAL, INC.

             (Exact name of Registrant as specified in its charter)




         Nevada                   2-93277-D                         87-0412648
         ------                   ---------                         ----------
         State of                 Commission                        IRS Taxpayer
         Incorporation            Registration No.                  I.D. Number




                    4505 South Wasatch Boulevard, Suite 210,
                           Salt Lake City, Utah 84124
                     Address of Principal executive offices


                  Registrant's telephone number: (801) 274-8400





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Item 5.           Other Events

     On November 5, 1997, the Board of Directors of Medizone International, Inc. (the "Registrant") abolished the position of Chief Operating Officer, currently held by Kenneth Gropper. Mr. Gropper remains as a Director of the Registrant.
                  (Remainder of page intentionally left blank)


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Current Report to be signed on it is behalf by the undersigned, one of its officers thereunto duly authorized.


Dated:   New York, New York
         November 7, 1997



                                                    MEDIZONE INTERNATIONAL, INC.



                                                     By:  s/Milton G. Adair
                                                          -----------------
                                                            Milton G. Adair
                                                            President






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